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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------
                                    FORM 8-A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                     SECURITIES PURSUANT TO SECTION 12(b) OR
                   (g) OF THE SECURITIES EXCHANGE ACT OF 1934

                            CHEM INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                                       13-3035216
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(State of incorporation or organization)                      (IRS Employee
                                                              Identification #)

201 Route 22, Hillside, New Jersey                               07205
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        (Address of principal executive offices)               (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


              Title of each class                 Name of each exchange on which
              to be so registered                 each class is to be registered
              ___________________                 ______________________________
                   NONE                                       NONE
              ___________________                 ______________________________

              ___________________                 ______________________________


If this Form relates to the registration of a class of debt securities and is to become effective upon filing pursuant to General Instruction A.(c)(1), check the following box: [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), check the following box: [ ]

Securities to be registered pursuant to Section 12(g) of the Act:


COMMON STOCK, PAR VALUE $.002 PER SHARE
--------------------------------------------------------------------------------
                                (Title of Class)


CLASS "A" REDEEMABLE COMMON STOCK PURCHASE WARRANTS
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                                (Title of Class)




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Item 1.        Description of Registrant's Securities to be Registered.

        A description of the Registrant's securities to be registered is incorporated herein by reference to the section entitled "Description of Securities" in the Preliminary Prospectus forming a part of the Registrant's Registration Statement on Form SB-2, File No. 333-5240-NY, filed with the Securities and Exchange Commission on July 5, 1996, a copy which incorporated information is attached hereto as Exhibit A.

Item 2.        Exhibits.

Exhibit
Number         Description of Document

A The "Description of Securities" section of the Preliminary Prospectus forming a part of the Registrant's Registration Statement on Form SB-2, File No. 333-5240-NY, is incorporated herein by reference as referred to in Item 1.

1.1            Form of Common Stock Certificate.

2.1 Restated Certificate of Incorporation (filed as Exhibit 3.1 to the Registration Statement of the Registrant on Form SB-2, File No. 333-5240-NY, and hereby incorporated herein by reference).

2.2 By-Laws (filed as Exhibit 3.2 to the Registration Statement of the Registrant on Form SB-2, File No. 333-5240-NY, and hereby incorporated herein by reference).

2.3 Form of Warrant Agreement governing the Class A Redeemable Warrants (filed as Exhibit 4.1 to the Registration Statement of the Registrant on Form SB-2, File No. 333-5240-NY, and hereby incorporated herein by reference).




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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   CHEM INTERNATIONAL, INC.
                                                   ________________________
                                                          Registrant


                                                   By:  /s/ E. Gerald Kay
                                                      --------------------------
                                                        E. Gerald Kay, President


DATE:          July 22, 1996


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